UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 11, 2021

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1547 Palos Verdes Mall #149 Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (415) 983-0127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging Growth Company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Gurpreet Chandhoke, Chairman of the Board, Chief Executive Officer, and President of VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”), resigned from all titles and positions held at the Company, effective as of June 11, 2021.  Mr. Chandhoke did not resign his position due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  In accordance with Item 5.02(a)(3) of Form 8-K, the Company provided Mr. Chandhoke with a copy of this Form 8-K prior to filing it with the SEC, and the Company understands that Mr. Chandhoke agrees with the disclosures made herein.  Mr. Chandhoke’s duties will be assumed by the Board of Directors until a replacement is named.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On June 11, 2021, The Board of Directors met and accepted the resignation  of VII Peaks Capital as the Company’s Investor Advisor and the Company’s Administrator.

As previously disclosed, the Company intends to convert to a liquidating trust and obtain the necessary shareholder approval. In addition, the Company continues to pursue recovery from investments in several portfolio companies that have defaulted on their loans. Once capital is received by the Company, it can proceed with the proxy and continue with the liquidation  process for the shareholders.

Section 8 – Other Events

Item 8.01 Other Events.

Gurpreet Chandhoke and VII Peaks Capital, LLC entered into settlement agreements with the Securities and Exchange Commission. The SEC imposed civil penalties and a cease-and-desist order based on findings that Mr. Chandhoke, and VII Peaks Capital, engaged in transactions that were not disclosed or approved by the Board of Directors of the Company. The order finds that due diligence fees were collected by VII Peaks from the Company’s portfolio companies and not disclosed to the Board. The order also finds that Chandhoke engaged in two transactions that benefitted himself financially and where his interests conflicted with the Company’s. Mr. Chandhoke neither admitted nor denied the SEC’s findings.

Michelle MacDonald, the Company’s Chief Financial officer, also entered into a settlement agreement with the Securities and Exchange Commission. The SEC imposed a cease-and-desist order based on findings that Ms. MacDonald failed to disclose due diligence fees retained  by VII Peaks Capital, LLC to the Board of the Company. Ms. MacDonald neither admitted nor denied the SEC’s findings.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, future results of operations, liquidity and overall financial position. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no duty to update any forward-looking statements made herein, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payments owed to me by VII Peaks

VII Peaks Co-Optivist Income BDC II, Inc.

June 17, 2021

By:	/s/ Michelle MacDonald
Michelle MacDonald
Chief Financial Officer